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                    MFS INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

                      Supplement to the Current Prospectus


MFS has voluntarily agreed to extend an expense waiver arrangement for each Fund that otherwise would have expired on June 30, 1997. In this arrangement, MFS had voluntarily agreed to waive its management fee and/or bear expenses of the MFS Institutional Emerging Equities Fund and the MFS Institutional Worldwide Fixed Income Fund in order to maintain total expenses of each Fund at not more than 0.75% and 0.65%, respectively, of such Fund's average daily net assets until June 30, 1997. MFS has voluntarily agreed to extend this waiver arrangement for an indefinite period of time. This arrangement may be terminated or revised by MFS at any time.

                 The date of this Supplement is June 30, 1997.